Time Deposits	12 Months Ended
Dec. 31, 2022
Time Deposits
Time Deposits

Note 6:   Time Deposits

Time deposits in denominations of $250,000 or more were $11.3 million at December 31, 2022 and $4.4 million at December 31, 2021. At December 31, 2022, the scheduled maturities of time deposits are as follows:

(In thousands)
Due during the year ending December 31,
2023	$52,854
2024	19,344
2025	28,084
2026	977
2027	70
Thereafter	407
$101,736